SUPPLEMENT DATED MARCH 17, 2010
TO THE PROSPECTUS FOR PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
DATED MAY 1, 2009
(as supplemented on May 4, 2009, May 21, 2009, June 19, 2009,
September 18, 2009, October 23, 2009, December 17, 2009, and January 11, 2010)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

MANAGEMENT OF THE FUND
Edge Asset Management, Inc.
Craig Sosey is no longer a portfolio manager for the Accounts; delete references to Mr. Sosey from the Prospectus. Dirk Laschanzky is no longer a portfolio manager for the SAM Portfolios.